UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2013

Caterpillar Financial Services Corporation
(Exact name of Registrant as specified in its charter)

001-11241
(Commission File Number)

Delaware	37-1105865
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2120 West End Avenue
Nashville, Tennessee 37203-0001
(Address of principal executive offices, with zip code)

(615) 341-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the upcoming renewal of Form S-3 covering the PowerInvestment Notes program, Caterpillar Financial Services Corporation (the “Company”, “we”, “our”) is filing this Current Report on Form 8-K in order to reflect certain revisions to the consolidated financial statements of the Company that were previously filed with the Securities and Exchange Commission (“SEC”) by the Company on February 19, 2013 in our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”). The revisions address the items described below that were previously discussed in our Quarterly Reports on Form 10-Q for the quarters ended March 31 (the “First-Quarter 2013 10-Q”), and June 30, 2013 (the “Second-Quarter 2013 10-Q, together with the First-Quarter 2013 10-Q, the “First-Half 2013 10-Qs”) filed on May 2, and August 2, 2013, respectively. Prior year data for the years ended December 31, 2012, 2011 and 2010 have been revised to conform to the 2013 presentation.

As previously reported in the First-Half 2013 10-Qs, effective January 1, 2013, the Financial Accounting Standard Board issued guidance requiring disclosures about offsetting assets and liabilities. This guidance requires retrospective application and therefore we have updated our disclosures in Note 8 to Exhibit 99.1. The adoption of this guidance did not have a material impact on our financial statements. Additionally, as reported in the First-Half 2013 10-Qs, effective January 1, 2013, cash, debt and other expenses are now allocated to operating segments based on their respective portfolios and the performance of each segment is now assessed based on a consistent leverage ratio. Further, as disclosed in the First-Half 2013 10-Qs management reporting was updated to align with changes in executive management responsibilities (see Note 14 in Exhibit 99.1 to this Current Report on Form 8-K).

As discussed in the First-Half 2013 10-Qs, we have revised previously reported cash flows from operating and financing activities for the years ended December 31, 2012, 2011 and 2010 to correct the treatment of interest payments on certain bank borrowings. Management has concluded that the impact was not material to any quarterly or annual period. Additionally, as discussed in the Second-Quarter 2013 10-Q, we have also revised previously reported amounts for impaired loans and finance leases (See Notes 2 and 11 in Exhibit 99.1 to this Current Report on Form 8-K) and guarantees (see Note 9 in Exhibit 99.1 to this Current Report on Form 8-K). This Current Report does not reflect events occurring subsequent to the filing of the 2012 Form 10-K, and does not modify or update the disclosures therein in any way, other than as described above and set forth in Exhibit 99.1 attached hereto The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K and our subsequent filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following Exhibits are filed as part of this Report:

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	General and Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Caterpillar Financial Services Corporation

Date: September 27, 2013	By: /s/ J. Wesley Blumenshine
J. Wesley Blumenshine
Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	General and Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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